Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Operating	Concentration	Main Acct	Escrow	Main Disb Acct	Escrow#2	Disb Acct	Payoll
CASH BEGINNING OF MONTH	$53,604	$924,219	$35,553,325	$1,423,453	$625,255	$0	$(4,872)	$(164,044)

RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE					802,850
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST) (2)			33,584
TRANSFERS (3)	(33,646)	17,368		(10,000)	(736,251)	650,000	80,378	949

TOTAL RECEIPTS	$(33,646)	$17,368	$33,584	$(10,000)	$66,600	$650,000	$80,378	$949

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES							5,567
INSURANCE							11,635
ADMINISTRATIVE							25,682
SELLING
OTHER (ATTACH LIST) (1)
Paydown Line
OWNER DRAW *
Transfers to concentration accounts

PROFESSIONAL FEES							43,140
U.S. TRUSTEE QUARTERLY FEES							8,500
COURT COSTS
TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$94,524	$0

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(33,646)	$17,368	$33,584	$(10,000)	$66,600	$650,000	$(14,146)	$949

CASH - END OF MONTH	$19,958	$941,587	$35,586,909	$1,413,453	$691,855	$650,000	$(19,019)	$(163,094)

	Fleet Payroll	Payroll	Store Accounts	CURRENT MONTH		CUMULATIVE FILING TO DATE
				ACTUAL	PROJECTED	ACTUAL	PROJECTED

CASH BEGINNING OF MONTH

	$(20,457)	$(176,278)	$23,921	$38,238,127		$1,332,566

RECEIPTS
CASH SALES (1)				0		1,628,703
ACCOUNTS RECEIVABLE				802,850		78,131,136
LOANS AND ADVANCES				0		264,000
SALE OF ASSETS				0		37,825,811
OTHER (ATTACH LIST) (2)				33,584		11,005,712
TRANSFERS (3)		51,897		20,695		(1,300,281)

TOTAL RECEIPTS	$0	$51,897	$0	$857,130		$127,555,081

DISBURSEMENTS
NET PAYROLL		32,884		32,884		2,904,529
PAYROLL TAXES		19,009		19,009		1,018,842
Fund Payroll Accounts				0		0
Fund Disbursement Accounts				0		684,421
SALES, USE, & OTHER TAXES				0		834,094
INVENTORY PURCHASES				0		106,916
SECURED/ RENTAL/ LEASES				5,567		1,352,159
INSURANCE				11,635		859,522
ADMINISTRATIVE			41	25,723		3,520,584
SELLING				0		5,269,906
OTHER (ATTACH LIST) (1)				0		23,938,350
Paydown Line				0		48,058,678
OWNER DRAW *				0		0
Transfers to concentration accounts				0		0

PROFESSIONAL FEES				43,140		1,335,846
U.S. TRUSTEE QUARTERLY FEES				8,500		55,000
COURT COSTS				0		0
TOTAL DISBURSEMENTS	$0	$51,892	$41	$146,458		$89,938,848

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$0	$4	$(41)	$710,672		$37,616,233

CASH - END OF MONTH	$(20,457)	$(176,274)	$23,880	$38,948,799		$38,948,799

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Current - payment for taxes related to VGACS sale of assets as well as payment of lease sales fees & deposit of cash from closing of store accounts.

Cumulative - Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   OTHER RECEIPTS - Interest income.

(3)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

Adjustment was made in the current month for cumulative transfers - to display all activity on this line.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JULY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$6,551.6
Less: Returns and Allowances	—	(226.5)
Net Revenue	$—	$6,325.1
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold		3,976.9
Gross Profit	$—	$2,348.2
OPERATING EXPENSES
Advertising	—	36.3
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	9.8	205.1
Management Fees/Bonuses	—	67.0
Office Expense	—	36.7
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	154.1
Rent and Lease Expense	2.3	225.7
Salaries/Commissions/Fees	45.8	2,159.7	(2)
Supplies	0.4	39.7
Taxes - Payroll	6.9	238.5
Taxes - Real Estate	—	—
Taxes - Other	1.0	1.0
Travel and Entertainment	1.3	134.5
Utilities	11.4	211.5
Other (attach schedule)	16.6	2,968.7
Total Operating Expenses Before Depreciation	95.5	6,478.5
Depreciation/Depletion/Amortization	5.3	263.0
Net Profit (Loss) Before Other Income & Expenses	$(100.8)	$(4,393.3)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	(74.1	)(3)
Interest (Income)/Expense	(34.3)	1,788.8
Other Expense (attach schedule)		—
Net Profit (Loss) Before Reorganization Items	$(66.5)	$(6,108.0)
REORGANIZATION ITEMS
Professional Fees	68.3	868.5
U. S. Trustee Quarterly Fees	8.0	36.0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	11,561.0	(1)
Total Reorganization Expenses	76.3	12,465.5
Income Taxes	—	—
Net Profit (Loss)	$(142.8)	$(18,573.5)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Current - payment for taxes related to VGACS sale of assets.

Cumulative - Reorganization expense relates to the recording of lease rejection damages, the writeoff of furniture, fixtures and equipment and the loss on inventory in relation to the liquidation of stores.

(2) Current period includes payroll for employees offset by reimbursements from VGACS for prior periods’ payroll.

(3) Relates to income from transfer of stock and cash received from a closed store bank account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Costs
Credit Card Fees / Chargebacks	$—	$138.5
(Over)/Short	—	(3.7)
Consulting Fees	—	23.1
Accouting Fees/Payroll Fees	6.9	29.2
Legal Fees	4.7	159.3
Business Insurance	—	94.5
Bank Service charge/Fees	3.8	61.2
Inv. Fees	—	—
Investor Relations	—	2.2
Employee Relocation	—	0.1
Impairment Charge for Closing Stores’ PP&E	—	—
Distribution Charges	—	2,250.5
Accrued Severance	—	—
Other/Miscellaneous	0.9	120.5
Shipping	0.3	93.3
Catalog	—	—

	$16.6	$2,968.7
Other Operational Expenses
None

Other Income
Closed bank accounts in excess of book balance	—	(25.5)
Income from transfer of stock	—	(48.6)

	$—	$(74.1)
Other Expenses
None

Other Reorganization Expenses
Sale of FAO Schwarz intellectual property	—	(15,000.0)
Lease Rejection Damages	—	3,121.1
Loss on Furniture, Fixtures and Equipment	—	7,813.1
Gain/Loss on Inventory	—	9,742.2
Writeoff Of Intangible Assets	—	5,884.6

	$—	$11,561.0

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$38,948.8	$1,319.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	775.2	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	220.0	1,600.8
Professional Retainers	228.7	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$40,172.7	$29,211.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	5,963.9
Furniture, Fixtures and Office Equipment	—	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$—	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	2,512.2	8,284.6
TOTAL OTHER ASSETS	$3,048.6	$8,821.0

TOTAL ASSETS	$43,221.3	$46,025.4

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	13.7	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	58,212.1
Professional Fees	1,580.1	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	15,036.6	(58,512.9)
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$16,630.4	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,606.6	14,660.0
Priority Debt	156.7	854.9
Unsecured Debt	43,979.6	44,389.8
TOTAL PRE-PETITION LIABILITIES	$58,742.9	$59,904.7

TOTAL LIABILITIES	$75,373.3	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(18,573.5)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(32,152.0)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$43,221.3	$46,025.4

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$2,512.2	$2,312.9
Patents & Trademarks	—	213.3
Intangibles	—	4,578.0
Deferred Tax Asset	—	—
Deferred Financing Costs	—	1,180.4
Investment in Subsidiary	—	—

Total Other Assets	$2,512.2	$8,284.6

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	13.7	—	—	—	—	13.7
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	1,580.1	—	—	—	—	1,580.1
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	15,036.6	—	—	—	—	15,036.6
Other:	—	—	—	—	—	—
Total Postpetition Debts	$16,630.4	$—	$—	$—	$—	$16,630.4

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,040.8
+ Amounts billed during the period	—
- Amounts collected during the period	265.6
Total Accounts Receivable at the end of the reporting period	$775.2

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	54.2
61 - 90 days old	21.3
91+ days old	699.7
Total Accounts Receivable	775.2
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$775.2

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X (a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Children’s Books & Toys, Inc. (#03-13674) was operating under the cash management order.
during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Bank of America	75470302	Store Depository	$20,534.49
Fleet Bank	80229736	Disbursement Account	(19,018.86)
Fleet Bank	9392853061	Concentration Account	941,587.06
Fleet Bank	9421407475	Main Account	19,958.00
Fleet Bank	9421407600	Payroll	(183,551.11)
US Bank	0-004-2257-8857	Store Depository	856.82
Wachovia	2000011053507	Store Depository	892.25
Webster Bank	000-9009-972	Store Depository	1,596.13
Wells Fargo Bank	4168372225	Main Operating	691,855.55
Wells Fargo Bank	4168379105	Payroll	(176,274.07)
Wells Fargo Bank	2466634025	Investment Account	35,586,909.44
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023486	Escrow	1,413,453.30
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023239	Escrow	650,000.00

	Cash per Balance Sheet (MOR 3)		$38,948,799.00

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: ZB Company Inc.	Case No. 03-13672
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

		CURRENT MONTH		CUMULATIVE FILING TO DATE
	Store Accts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$17,730	$17,730		$482,127

RECEIPTS
CASH SALES		0		9,564,045
ACCOUNTS RECEIVABLE		0		878,834
LOANS AND ADVANCES		0		0
SALE OF ASSETS		0		0
OTHER (ATTACH LIST) (1)		0		(3,350,394)
TRANSFERS (2)	(6,139)	(6,139)		(628,894)

TOTAL RECEIPTS	$(6,139)	$(6,139)		$6,463,591

DISBURSEMENTS
NET PAYROLL		0		819,093
PAYROLL TAXES		0		223,764
Fund Payroll Accounts		0		0
Fund Disbursement Accounts		0		0
SALES, USE, & OTHER TAXES		0		5,301,323
INVENTORY PURCHASES		0		0
SECURED/ RENTAL/ LEASES		0		0
INSURANCE		0		0
ADMINISTRATIVE		0		17,608
SELLING		0		3,791
OTHER (ATTACH LIST)		0		0
Paydown Line		0		0
OWNER DRAW *		0		0
Transfers to concentration accounts		0		0

PROFESSIONAL FEES		0		568,548
U.S. TRUSTEE QUARTERLY FEES		0		0
COURT COSTS		0		0
TOTAL DISBURSEMENTS	$0	$0		$6,934,127

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(6,139)	$(6,139)		$(470,536)

CASH - END OF MONTH	11,591	$11,591		$11,591

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1) OTHER (RECEIPTS&DISBURSEMENTS)

Current - cash received from closing store accounts, deposited into corp accts.

Cumulative - Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

Adjustment was made in the current month for cumulative transfers - to display all activity on this line.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JULY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$—
Less: Returns and Allowances	—	—
Net Revenue	$—	$—
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	—
Gross Profit	$—	$—
OPERATING EXPENSES
Advertising	—	60.2
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	—	147.6
Management Fees/Bonuses	—	114.6
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	58.2
Rent and Lease Expense	—	(1,329.9	)(1)
Salaries/Commissions/Fees	—	(470.6	)(2)
Supplies	—	250.2
Taxes - Payroll	—	306.4
Taxes - Real Estate	—	(22.9)
Taxes - Other	—	3.6
Travel and Entertainment	—	—
Utilities	—	361.7
Other (attach schedule)	(0.7)	447.3
Total Operating Expenses Before Depreciation	(0.7)	(73.6)
Depreciation/Depletion/Amortization	—	176.3
Net Profit (Loss) Before Other Income & Expenses	$0.7	$(102.7)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$0.7	$(102.7)
REORGANIZATION ITEMS
Professional Fees	68.3	2,194.4
U. S. Trustee Quarterly Fees	0.3	10.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	14,505.7	(3)
Total Reorganization Expenses	68.6	16,710.4
Income Taxes	—	—
Net Profit (Loss)	$(67.9)	$(16,813.1)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by ZB Company, Inc.

(3) Reorganization expense relates to the recording of lease rejection damages and the writeoff of furniture, fixtures and equipment related to the Zany Brainy retail stores, partially offset by gain on the sale of leases.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Costs
Credit Card Fees / Chargebacks	—	249.3
(Over)/Short	—	48.9
Business Insurance	—	95.1
Bank Service charge/Fees	—	24.5
Other/Miscellaneous	(0.7)	25.1
Shipping	—	4.4

	$(0.7)	$447.3
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Writeoff of Intangibles	—	649.6
Gain on Sale of Leases	—	(7,783.4)
Lease Rejection Damages	—	12,870.2
Loss on Furniture, Fixtures and Equipment	—	8,769.3

	$—	$14,505.7

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$11.6	$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	76.5	1,983.6	(1)
Notes Receivable	—	—
Inventories	—	38,426.7
Prepaid Expenses	—	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$88.1	$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	1,765.7
Furniture, Fixtures and Office Equipment	—	19,209.0
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$—	$9,392.8
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	87.8	815.3
TOTAL OTHER ASSETS	$87.8	$815.3

TOTAL ASSETS	$175.9	$51,120.9

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	1,430.3	44,522.1
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$1,430.3	$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	483.1	1,269.5
Unsecured Debt	15,075.6	5,329.3
TOTAL PRE-PETITION LIABILITIES	$15,558.7	$6,598.8

TOTAL LIABILITIES	$16,989.0	$51,120.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	(16,813.1)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(16,813.1)	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$175.9	$51,120.9

* “Insider” is defined in 11 U.S.C. Section 101(31).

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$87.8	$165.7
Intangibles	—	649.6

Total Other Assets	$87.8	$815.3

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None
	$—	$—
Adjustments to Owner Equity
None
	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	1,430.3	—	—	—	—	1,430.3
Other:	—	—	—	—	—	—
Total Postpetition Debts	$1,430.3	$—	$—	$—	$—	$1,430.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$101.5
+ Amounts billed during the period	0.0
- Amounts collected during the period	25.0
Total Accounts Receivable at the end of the reporting period	$76.5

Accounts Receivable Aging	Amount
0 - 30 days old	$0.0
31 - 60 days old	0.0
61 - 90 days old	0.0
91+ days old	76.5
Total Accounts Receivable	76.5
Amount considered uncollectible (Bad Debt)	0.0
Accounts Receivable (Net)	$76.5

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X (a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  ZB Company Inc. (#03-13672) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Key Bank	325630001502	Store Depository	11,590.94

	TOTAL		$11,590.94

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Toy Soldier, Inc.	Case No. 03-13675
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

		CURRENT MONTH		CUMULATIVE FILING TO DATE
	Store Accounts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$14,557	$14,557		$567,659

RECEIPTS
CASH SALES		0		$5,988,264
ACCOUNTS RECEIVABLE		0		$0
LOANS AND ADVANCES		0		$0
SALE OF ASSETS		0		$0
OTHER (ATTACH LIST)(1)		0		$(2,903,581)
TRANSFERS(2)	(14,557)	(14,557)		$1,929,174

TOTAL RECEIPTS	$(14,557)	$(14,557)		$5,013,856

DISBURSEMENTS
NET PAYROLL		0		$943,502
PAYROLL TAXES		0		$255,088
Fund Payroll Accounts		0		$0
Fund Disbursement Accounts		0		$0
SALES, USE, & OTHER TAXES		0		$2,044,274
INVENTORY PURCHASES		0		$0
SECURED/ RENTAL/ LEASES		0		$1,151,455
INSURANCE		0		$0
ADMINISTRATIVE	0	0		$9,838
SELLING		0		$1,079
OTHER (ATTACH LIST)(1)		0		$721,441
Paydown Line		0		$0
OWNER DRAW *		0		$0
Transfers to concentration accounts		0		$0

PROFESSIONAL FEES		0		$454,838
U.S. TRUSTEE QUARTERLY FEES		0		$0
COURT COSTS		0		$0
TOTAL DISBURSEMENTS	$0	$0		$5,581,515

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(14,557)	$(14,557)		$(567,659)

CASH - END OF MONTH	$(0)	$(0)		$(0)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

Adjustment was made in the current month for cumulative transfers - to display all activity on this line.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF JULY 31, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$528.2
Less: Returns and Allowances	(55.4)	(55.4)
Net Revenue	$(55.4)	$472.8
COST OF GOODS SOLD
Beginning Inventory	—	$—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	391.0
Gross Profit	$(55.4)	$81.8
OPERATING EXPENSES
Advertising	—	35.7
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	—	256.7
Management Fees/Bonuses	—	38.0
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	106.0
Rent and Lease Expense	—	(2,304.9	)(1)
Salaries/Commissions/Fees	—	(194.7	)(2)
Supplies	—	142.1
Taxes - Payroll	—	209.1
Taxes - Real Estate	—	(8.8)
Taxes - Other	—	—
Travel and Entertainment	—	—
Utilities	—	167.8
Other (attach schedule)	1.3	293.0
Total Operating Expenses Before Depreciation	1.3	(1,260.0)
Depreciation/Depletion/Amortization	—	55.1
Net Profit (Loss) Before Other Income & Expenses	$(56.7)	$1,286.7
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(56.7)	$1,286.7
REORGANIZATION ITEMS
Professional Fees	68.3	1,862.9
U. S. Trustee Quarterly Fees	0.3	8.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	(10,797.2	)(3)
Total Reorganization Expenses	68.6	(8,926.0)
Income Taxes	—	—
Net Profit (Loss)	$(125.3)	$10,212.7

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Credit relates to the writeoff of deferred rent related to the closed stores.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by Toy Soldier, Inc.

(3) Gain relates to the sale of two Toy Soldier leases, the Toy Soldier catalog and internet business and Toy Soldier intellectual property offset by lease rejection damages related to the Toy Soldier retail stores, loss on inventory as a result of the sale of the Toy Soldier catalog and internet business and the writeoff of fixed and intangible assets related to the Toy Soldier, Inc. business.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Costs
Credit Card Fees / Chargebacks	0.1	187.2
Over/Short	—	0.6
Armored Car Fees	—	1.3
Business Insurance	—	56.4
Bank Service charge/Fees	—	18.5
Other/Miscellaneous	0.9	25.1
Shipping	0.3	3.9

	$1.3	$293.0
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—	$—
Other Reorganization Expenses
Sale of FAO Schwarz business to VGAS	—	(39,826.2)
Sale of FAO Schwarz intellectual property - Due to FAO, Inc.	—	15,000.0
Lease Rejection Damages	—	5,674.8
Loss on Furniture, Fixtures and Equipment	—	4,421.9
Loss on Inventory	—	3,358.1
Writeoff Of Intangible Assets	—	574.2

	$—	$(10,797.2)

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	—	1,345.5
Notes Receivable	—	—
Inventories	—	11,142.0
Prepaid Expenses	—	73.1
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$—	$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	275.8
Furniture, Fixtures and Office Equipment	—	6,384.2
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$—	$4,676.5
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	7.4	581.6
TOTAL OTHER ASSETS	$7.4	$581.6

TOTAL ASSETS	$7.4	$18,675.8

		BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(16,466.9)	13,990.9
Other Postpetition Liabilities (attach schedule)	—	125.4
TOTAL POSTPETITION LIABILITIES	$(16,466.9)	$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	249.7	1,476.4
Unsecured Debt	6,011.9	3,083.2
TOTAL PRE-PETITION LIABILITIES	$6,261.6	$4,559.6

TOTAL LIABILITIES	$(10,205.3)	$18,675.8
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	10,212.7	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$10,212.7	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$7.4	$18,675.8

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
None

Other Assets
Deposits	$7.4	$7.4
Intangible Assets	—	574.2

Total Other Assets	$7.4	$581.6

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Accrued Royalty	$—	$125.4

	$—	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	(16,466.9)	—	—	—	—	(16,466.9)
Other: See listing at MOR3	—	—	—	—	—	—
Total Postpetition Debts	$(16,466.9)	$—	$—	$—	$—	$(16,466.9)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$—

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X (a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Toy Solider, Inc. (#03-13675) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5 (9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books

	TOTAL		$—

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: TRS Liquidation Co.	Case No. 03-13676
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Targoff-RS, LLC	Case No. 03-13678
Reporting Period: July 2004 (July 4, 2004 thru July 31, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)